FIRST AMENDMENT TO THE CREDIT AGREEMENT


               FIRST AMENDMENT, dated as of May 21, 1999 (this "First Amendment"), to the Credit Agreement, dated as of February 13, 1998 (as amended, supplemented, or otherwise modified from time to time, the "Credit Agreement"), among NBC ACQUISITION CORP., a Delaware corporation ("Holdings"), NEBRASKA BOOK COMPANY, INC., a Kansas corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:


               WHEREAS,   Holdings,   the   Borrower,   the   Lenders   and  the
Administrative Agent are parties to the Credit Agreement;

               WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth herein;

               WHEREAS, the Lenders and the Administrative Agent are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein;

               NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, Holdings, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

               1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

               2. Amendment to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in proper alphabetical order:

               "1999 Acquisition": the acquisition by the Borrower of a chain of 16 off-campus college bookstores located in Texas, New Mexico and Arizona for an aggregate purchase price not to exceed $15,500,000, plus or minus, as the case may be, any amounts paid for changes in working capital prior to closing.

               3. Amendment to Section 2.12 (Mandatory Prepayments and Commitment Reductions). Section 2.12(a) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

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

               (a) Unless the Required Prepayment Lenders shall otherwise agree, if any Capital Stock shall be issued, or Indebtedness incurred, by Holdings, the Borrower or any of their respective Subsidiaries, an amount equal to 100% of the Net Cash Proceeds thereof shall be applied on the date of such issuance or incurrence toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in Section 2.12(d); provided, however, that the foregoing requirements of this paragraph (a) shall not apply to: (i) any Capital Stock of Holdings issued to the Primary Investors in an aggregate amount of up to $15,000,000 in order to finance Capital Expenditures and acquisitions otherwise permitted by this Agreement, excluding the amount referred to in the following clause (ii), (ii) the approximately $10,000,000 equity contribution made in connection with the 1999 Acquisition, (iii) sales of Capital Stock of Holdings, after the Closing Date, to directors, officers or employees of Holdings, the Borrower or any Subsidiary in connection with permitted employee compensation and incentive arrangements and (iv) any Indebtedness incurred in accordance with Section 7.2 as in effect on the date of this Agreement.

               4. Amendment to Section 7.8(h) (Limitation on Investments, Loans and Advances). Section 7.8(h) is hereby amended by (a) inserting the words "excluding any amounts attributed to acquisitions made prior to March 31, 1999," at the end of clause (i); (b) deleting clause (ii) therefrom and substituting therefor the phrase "(ii) [RESERVED]"; and (c) deleting the period at the end thereof and substituting therefor the symbol ";".

               (b) Section 7.8 is hereby amended by adding the following paragraphs (i) and (j) at the end thereof:

               (i) the 1999 Acquisition, provided that (i) the aggregate purchase price for the 1999 Acquisition does not exceed $15,500,000, plus or minus, as the case may be, any amounts paid for changes in working capital prior to closing, and at least $10,000,000 of such purchase price is funded by new capital contributions made to Holdings, which are, in turn, contributed by Holdings to the Borrower, (ii) no Default or Event of Default shall have occurred and be continuing after giving effect to the 1999 Acquisition (iii) no Indebtedness shall be assumed by the Borrower or any of its Subsidiaries in connection with the 1999 Acquisition except to the extent otherwise permitted by this Agreement and (iv) the Borrower shall be in pro forma compliance with the covenants set forth in Section 7.1 after giving effect to the 1999 Acquisition; and

               (j) other investments in an aggregate amount not to exceed $5 million at any one time outstanding.

               5. Waiver. The Required Lenders and Administrative Agent hereby expressly waive the application of Section 2.12(a) of the Credit Agreement, as in effect prior to the date hereof, with respect to the sale, prior to the date hereof, of Capital Stock of Holdings to Barry Major for Net Cash Proceeds in the amount of $25,000.

               6. Representations and Warranties. Each of Holdings and the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement. Each of Holdings and the Borrower represents and warrants that, after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.

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


               7. Effectiveness. This First Amendment shall become effective as of the date upon which the Administrative Agent receives counterparts of this First Amendment duly executed by Holdings, the Borrower, the Required Lenders and the Required Prepayment Lenders.

               8. Continuing Effect of the Credit Agreement. This First Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of any Loan Party that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

               9. Counterparts. This First Amendment may be executed by the parties hereto in any number of separate counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

               10. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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


               IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered in New York, New York by their respective proper and duly authorized officers as of the day and year first above written.



                                        NBC ACQUISITION CORP.


                                        By:________________________
                                        Name:
                                        Title:


                                        NEBRASKA BOOK COMPANY, INC.


                                        By:________________________
                                        Name:
                                        Title:


                                        THE CHASE MANHATTAN BANK,
                                        as Administrative Agent and as a Lender


                                        By:________________________
                                        Name:
                                        Title:

ABN AMRO BANK N.V.


By:________________________
      Name:
      Title:


CERES FINANCE LTD.


By:_________________________________
      Name:
      Title:


CREDIT AGRICOLE INDOSUEZ


By: ________________________________
       Name:
       Title:


ELC (CAYMAN) LTD.


By:_________________________________
      Name:
      Title:


EATON VANCE SENIOR INCOME TRUST
By: Eaton Vance Management as Investment Advisor

By:________________________________

      Name:
      Title:

THE FIRST NATIONAL BANK OF CHICAGO


By: ______________________________________
       Name:
       Title:


GENERAL ELECTRIC CAPITAL CORPORATION


By: ______________________________________
       Name:
       Title:


HELLER FINANCIAL, INC.


By: ______________________________________
       Name:
       Title:


NATIONAL CITY BANK


By: ______________________________________
       Name:
       Title:


PILGRIM PRIME RATE TRUST


By:_______________________________________
      Name:
      Title:

SENIOR DEBT PORTFOLIO
By: Boston Management and Research
       as Investment Advisor

By:_______________________________________

      Name:
      Title:


SOCIETE GENERALE


By: ______________________________________
       Name:
       Title:


STRATA FUNDING LTD.


By: ______________________________________
       Name:
       Title:


U.S. BANK NATIONAL ASSOCIATION


By: ______________________________________
       Name:
       Title:


VAN KAMPEN PRIME RATE INCOME TRUST


By: ______________________________________
       Name:
       Title:

WAREHOUSE HARTFORD


By:_______________________________________
      Name:
      Title:


WELLS FARGO BANK NATIONAL ASSOCIATION


By: ______________________________________
       Name:
       Title:



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